UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Ampco–Pittsburgh Corporation

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD THURSDAY, APRIL 29, 2004

TO THE SHAREHOLDERS OF

AMPCO-PITTSBURGH CORPORATION

Notice is hereby given that the Annual Meeting of the Shareholders of Ampco-Pittsburgh Corporation will be held in The Oliver Room, 3rd Floor, The Duquesne Club, 325 Sixth Avenue, Pittsburgh, Pennsylvania, on Thursday, April 29, 2004 at 10:00 a.m., for the following purposes:

1. To	elect a class of three Directors for a term that expires in 2007.

2. To	transact such other business as may properly come before the meeting and any adjournment thereof.

Shareholders of record on March 11, 2004 are entitled to notice of and to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Rose Hoover,
Vice President and Secretary

Pittsburgh, Pennsylvania

March 12, 2004

All shareholders are cordially invited to attend the meeting in person. Your vote is important and, whether or not you expect to attend in person, it is requested that you PROMPTLY fill in, sign, and return the enclosed proxy card.

PROXY STATEMENT

March 12, 2004

Annual Meeting of Shareholders April 29, 2004

SOLICITATION OF PROXIES

This Statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders of AMPCO-PITTSBURGH CORPORATION (the “Corporation”) to be held on April 29, 2004. The first mailing of the proxy material to the shareholders is expected to be made on March 19, 2004.

The accompanying proxy is solicited on behalf of the Board of Directors of the Corporation. In addition to the solicitation of proxies by use of the mails, proxies may be solicited by Directors and employees, in person or by telephone, and brokers and nominees may be requested to send proxy material to and obtain proxies from their principals. The Corporation will pay the costs incurred for those solicitations of proxies and will pay Mellon Investor Services, 44 Wall Street, New York, New York a fee of $7,500, plus reimbursement of reasonable out-of-pocket expenses, for aid in the solicitation of proxies.

Any shareholder has the power to revoke the proxy at any time prior to the voting thereof. Revocation of the proxy will not be effective until notice thereof has been given to the Secretary of the Corporation or until a duly executed proxy bearing a later date is presented.

VOTING SECURITIES AND RECORD DATE

Only holders of record of Common Stock of the Corporation at the close of business on March 11, 2004, will be entitled to vote at the meeting. On that date, there were 9,707,497 shares of Common Stock outstanding. The holders of those shares are entitled to one vote per share. In the election of Directors, the shares may be voted cumulatively. Cumulative voting means that the number of shares owned by each shareholder may be multiplied by the number of Directors to be elected and that total voted for the nominees in any proportion. Shares that are not voted cumulatively are voted on a one vote per share basis for each nominee, except for those nominees, if any, for whom the shareholder is withholding authority to vote.

REQUIRED VOTE

Under Pennsylvania law and the Corporation’s by-laws, the presence of a quorum is required to transact business at the 2004 Annual Meeting of Shareholders. A quorum is defined as the presence, either in person or by proxy, of a majority of the votes that all shareholders are entitled to cast at the meeting. Abstentions, votes withheld from director nominees, and broker-dealer non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will be counted for purposes of determining a quorum, but will have no effect on matters to be voted on. Assuming the presence of a quorum, the three nominees for director receiving the highest number of votes will be elected directors and the affirmative vote of a majority of the votes cast at the meeting is necessary to approve any other proposal.

ELECTION OF DIRECTORS

A class of three Directors will be elected for a term of three years to fill the class of Directors whose term expires in 2004. All nominees for election to the Board of Directors are currently Directors. The nominees were recommended by the Nominating and Governance Committee and nominated by the Board of Directors at its February 19, 2004 meeting and are willing to serve as Directors if elected. If at the time of the Annual Meeting a nominee should be unable or unwilling to stand for election, the proxies will be voted for the election of such person, if any, as may be selected by the Board of Directors to replace him.

Proxies in the enclosed form will be voted, unless otherwise directed, for the following nominees:

Nominees for Directors for a Term of Office Expiring in 2007:

LEONARD M. CARROLL (age 61, Director since 1996). Mr. Carroll has been Managing Director of Seneca Capital Management, Inc., a private investment company, for more than five years.

LAURENCE E. PAUL (age 39, Director since 1998). Mr. Paul has been a managing principal of Laurel Crown Capital, a private investment company, since 2002. From 2001 to 2002 he was a Vice President of The Louis Berkman Company. From 1995 to February 2001 he served in various capacities, including as a Managing Director, of Donaldson, Lufkin & Jenrette (an Investment Banking firm) which was acquired by Credit Suisse First Boston in 2000. He is also a director of Biovail Corporation.

ERNEST G. SIDDONS (age 70, Director since 1981). Mr. Siddons has been Executive Vice President and Chief Operating Officer of the Corporation for more than five years.

Directors Whose Term of Office Expires in 2006:

ROBERT J. APPEL (age 72, Director since February 2004); Mr. Appel has been President of Appel Associates since May 2003. Prior to May 2003, he was a partner of Neuberger Berman (an investment advisory firm which was acquired by Lehman Brothers) for more than five years. He is, and has been for more than five years, a Trustee and member of the Investment Committee of Cornell University, and has chaired that Committee since 2001.

WILLIAM D. EBERLE (age 80, Director since 1982). Mr. Eberle has been a private investor and consultant for more than five years and is Chairman of Manchester Associates, Ltd. He is also a director of Mitchell Energy & Development Co., America Service Group, and Konover Property Trust.

PAUL A. GOULD (age 58, Director since 2002). Mr. Gould has been managing director of Allen & Co., Inc., an investment banking company, for more than five years. He is also a director of Liberty Media Corporation and UnitedGlobalCom Inc.

ROBERT A. PAUL (age 66, Director since 1970). Mr. Paul has been President and Chief Executive Officer of the Corporation for more than five years. He is also the President and a director of The Louis Berkman Investment Company and a director of National City Corporation.

Directors Whose Term of Office Expires in 2005:

LOUIS BERKMAN (age 95, Director since 1960). Mr. Berkman has been Chairman of the Board for more than five years. He is also Chairman and a director of The Louis Berkman Investment Company (steel products, fabricated metal products, building and industrial supplies).

WILLIAM K. LIEBERMAN (age 56, Director since February 2004). Mr. Lieberman has been President of The Lieberman Companies since 2003. For more than five years before 2003, he was Executive Vice President of Hilb, Rogal and Hamilton Company of Pittsburgh, an insurance firm.

STEPHEN E. PAUL (age 36, Director since 2002). Mr. Paul has been a managing principal of Laurel Crown Capital, a private investment company, since 2002. From 2001 to 2002 he was a Vice President of The Louis Berkman Company. From 1998 to 2001 he was Vice President of Business Development for eToys, Inc.

CARL H. PFORZHEIMER, III (age 67, Director since 1982). Mr. Pforzheimer has been Managing Partner of Carl H. Pforzheimer & Co. (member of the New York and American Stock Exchanges) for more than five years.

Louis Berkman is the father-in-law of Robert A. Paul and the grandfather of Laurence E. Paul and Stephen E. Paul (sons of Robert A. Paul). There are no other family relationships among the Directors and Officers.

The Board of Directors has adopted categorical standards to assist it in evaluating the independence of its Directors and those standards are attached to the Corporate Governance Guidelines which are available on the Corporation’s website at www.ampcopittsburgh.com. After performing this evaluation in accordance with those guidelines, the Board has determined that Robert J. Appel, Leonard M. Carroll, William D. Eberle, Paul A. Gould, William K. Lieberman and Carl H. Pforzheimer, III do not have material relationships with the Corporation (other than as members of the Board of Directors) and are independent within the meaning of the Corporation’s independence standards and those of the New York Stock Exchange (the “NYSE”).

Director Nominating Procedures

The Corporation’s Corporate Governance Guidelines and its Nominating and Governance Committee Charter charge the Nominating and Governance Committee with selecting nominees for election to the Board of Directors and with reviewing at least annually the qualifications of new and existing members of the Board of Directors, considering the extent to which such members may be considered “independent” within the meaning of applicable NYSE rules as well as other appropriate factors, including overall skills and experience.

The Nominating and Governance Committee will, from time to time, seek to identify potential candidates for director nominees and will consider potential candidates proposed by other members of the Board of Directors, by management of the Corporation or by shareholders of the Corporation.

In considering candidates submitted by shareholders of the Corporation, the Nominating and Governance Committee will take into consideration the needs of the Board of Directors and the candidate’s qualifications. To have a candidate considered by the Committee, a shareholder must submit the recommendation in writing and must include the following information:

•	The name and address of the proposed candidate;

•	The proposed candidate’s resume or a listing of his or her qualifications to be a director of the Corporation;

•	A description of what would make such person a good addition to the Board of Directors;

•	A description of any relationship that could affect such person’s qualifying as an independent director, including identifying all other public company board and committee memberships;

•	A confirmation of such person’s willingness to serve as a director if selected by the Nominating and Governance Committee;

•	The name of the shareholder submitting the name of the proposed candidate, together with information as to the number of shares owned and the length of time of ownership; and

•	Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Corporation’s proxy statement if such person were a nominee.

The shareholder recommendation and information described above must be sent to the Corporate Secretary at 600 Grant Street, Suite 4600, Pittsburgh, PA 15219 and, in order to allow for timely consideration, must be received not less than 120 days in advance of the anniversary date of the release of the proxy statement for the Corporation’s most recent annual meeting of shareholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors and the Nominating and Governance Committee believes that the candidate has the potential to be a good candidate, the Committee would seek to gather information from or about the candidate, including through one or more interviews as appropriate and review his or her accomplishments and qualifications generally, including in light of any other candidates that the Committee may be considering. The Nominating and Governance Committee’s evaluation process does not vary based on whether the candidate is recommended by a shareholder.

Each of the current nominees for election as director currently serves as a member of the Board of Directors.

Shareholder Communications with Directors.

The Board of Directors has established a process to receive communications from shareholders and other interested parties. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or such individual or group or committee and sent “c/o Corporate Secretary” at 600 Grant Street, Suite 4600, Pittsburgh, PA 15219. Communications sent in this manner will be reviewed by the office of the Corporate Secretary for the sole purpose of determining whether the contents represent a message to one or more of the Corporation’s directors.

In addition, the Corporation encourages its Directors to attend the Annual Meeting of the Corporation’s shareholders. All of the Directors were in attendance at the 2003 Annual Meeting, except for Mr. Paul A. Gould.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held five meetings in 2003. The Executive Committee of the Board of Directors held three meetings and took action twice by written consent. The Executive Committee is comprised of four Directors: Louis Berkman, Robert A. Paul, Ernest G. Siddons and Leonard M. Carroll.

In 2003, the Compensation, Nominating and Governance and Stock Option Committees were comprised of William D. Eberle (Chairman), Leonard M. Carroll and Carl H. Pforzheimer, III. The Compensation Committee met three times and the Nominating and Governance Committee met once in 2003. The Stock Option Committee did not meet.

The Audit Committee held five meetings in 2003 and was comprised of three Directors: Carl H. Pforzheimer, III (Chairman), William D. Eberle and Leonard M. Carroll. None of the Committee members is now, or has within the past five years been, an employee of the Corporation. The Audit Committee reviews the Corporation’s accounting and reporting practices, including internal control procedures, and maintains a direct line of communication with the Directors and the independent accountants.

All of the Directors attended more than 75% of the applicable meetings.

In February, 2004, upon recommendation of the Nominating and Governance Committee and in order to comply with current NYSE rules requiring a majority of independent directors, Mr. Appel and Mr. Lieberman were elected to the Board. In addition, the Board reconsidered the membership of certain Committees and changed those Committees as follows: Compensation Committee: William D. Eberle (Chairman), Robert J. Appel and Paul A. Gould; Nominating and Governance Committee: Paul A. Gould (Chairman), William K. Lieberman and Carl H. Pforzheimer, III. Paul Gould was added to the Audit Committee and the Executive and Stock Option Committees did not change.

In 2003, each Director who was not employed by the Corporation received an annual retainer, payable quarterly, of $10,000, except for the Chairman of the Audit Committee, who received $12,500. Each non-employee Director also received $1,000 for each Board meeting and Audit Committee meeting attended and $500 for all other committee meetings attended. Attendance may be either in person or by telephonic connection and Directors did not receive a fee for either Board or committee meetings if they did not attend. Effective January 1, 2004, the annual retainer for non-employee Directors increased to $15,000, except for the Chairman of the Audit Committee, who will receive $17,500 per year.

The Board of Directors amended its written charter for the Audit Committee in February 2004, a copy of which is included as an appendix to this proxy statement as Appendix A. All members of the Audit Committee are independent as that term is defined by the applicable Securities and Exchange Commission (“SEC”) rules and listed company standards of the NYSE.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented.

The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent accountants their independence.

Based on the review and discussions referred to in the preceding paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

The following table summarizes the aggregate fees billed to the Corporation by Deloitte & Touche LLP:

	2003	2002
Audit fees (a)	$248,250	$214,000
Audit—related fees (b)	14,085	8,225
Tax fees (c)	71,999	100,946
All other fees (d)	30,245	44,700

Total	$364,579	$367,871

(a)	Fees for audit services for 2003 and 2002 consisted primarily of fees for the audit of the Corporation’s annual consolidated financial statements and other services related to SEC matters.

(b)	Fees for audit-related services for 2003 and 2002 consisted of fees for the audit of the Corporation’s employee benefit plans and, for 2003, services rendered in connection with the sale of the Corporation’s Plastics Processing Machinery segment.

(c)	Fees for tax services for 2003 and 2002 consisted of tax compliance and tax planning and advice. Fees for tax compliance services equaled $66,940 and $83,996 for 2003 and 2002, respectively. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and assess amounts to be included in tax filings and consisted of review of income tax returns, calculation of extraterritorial income exclusion and licensing fees for use of tax software. Tax planning and advice services are services rendered with respect to a proposed transaction and included consulting primarily for restructuring activities and value-added tax.

(d)	Fees for all other services billed in 2003 and 2002 consisted of permitted non-audit services related to human capital advisory services.

In considering the nature of the services provided by Deloitte & Touche LLP, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with Deloitte & Touche LLP and the Corporation’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

The Audit Committee has adopted a Policy for Approval of Audit and Non-Audit Services provided by the Corporation’s independent auditor. According to the policy, the Corporation’s independent auditor may not provide the following prohibited services to the Corporation:

•	maintain or prepare the Corporation’s accounting records or prepare the Corporation’s financial statements that are either filed with the SEC or form the basis of financial statements filed with the SEC;

•	provide appraisal or valuation services when it is reasonably likely that the results of any valuation or appraisal would be material to the Corporation’s financial statements, or where the independent auditor would audit the results;

•	provide certain management or human resource functions;

•	serve as a broker-dealer, promoter or underwriter of the Corporation’s securities;

•	provide any service in which the person providing the service must be admitted to practice before the courts of a U.S. jurisdiction;

•	provide any internal audit services relating to accounting controls, financial systems, or financial statements; or

•	design or implement a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Corporation’s financial statements, taken as a whole.

In addition, in connection with its adoption of the Policy, the Audit Committee pre-approved certain audit-related and other non-prohibited services. Any services not prohibited or pre-approved by the Policy must be pre-approved by the Audit Committee in accordance with the Policy. The Pre-Approval Policy will be reviewed and approved annually by the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT INCLUDING NOMINEES

As of March 11, 2004, Louis Berkman owned directly 215,000 shares of the Common Stock of the Corporation and had the right to acquire 120,000 shares pursuant to stock options. As of the same date, The Louis Berkman Investment Company, P.O. Box 576, Steubenville, Ohio, 43952, owned beneficially and of record 2,363,842 shares of the Common Stock of the Corporation. Louis Berkman, an officer and director of The Louis Berkman Investment Company, owns directly 61.51% of its common stock. Robert A. Paul, an officer and director of The Louis Berkman Investment Company, disclaims beneficial ownership of the 38.49% of its common stock owned by his wife. Louis Berkman and Robert A. Paul are trustees of The Louis and Sandra Berkman Foundation and disclaim beneficial ownership of the 1,266 shares of the Corporation’s Common Stock held by such Foundation.

In March, 2003, Gabelli Funds, Inc. and affiliates, Corporate Center, Rye, NY 10580, filed an amendment to its Schedule 13D with the SEC reporting they owned 1,805,542 shares or 18.74% of the Corporation’s Common Stock. In February 2004, Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Santa Monica, CA 90401, filed a Schedule 13G with the SEC disclosing that as of December 31, 2003 it had sole voting and dispositive power of 681,000 shares or 7.06% of the Corporation’s Common Stock (all of which shares are held in portfolios of various investment vehicles). In January 2004, Van Den Berg Management, 1301 Capital of Texas Hwy., Austin, TX 78746 filed a Schedule 13G with the SEC disclosing that as of December 2003 it had shared and sole voting and dispositive power of 836,347 or 8.67% of the Corporation’s Common Stock.

The following table sets forth as of March 11, 2004 information concerning the beneficial ownership of the Corporation’s Common Stock by the Directors and Named Executive Officers and all Directors and Executive Officers of the Corporation as a group:

Name of beneficial owner	Amount and nature of beneficial ownership		Percent of class
Louis Berkman	2,701,108	(1)(2)	27.82
Robert A. Paul	177,922	(2)(3)	1.83
Ernest G. Siddons(N)	51,833	(4)	.53
Robert F. Schultz	28,000	(5)	.29
Terrence W. Kenny	20,000	(6)	.21
Robert J. Appel	3,000		*
Paul A. Gould	3,000		*
Carl H. Pforzheimer, III	2,733	(7)	*
Leonard M. Carroll(N)	1,500		*
Laurence E. Paul(N)	1,000		*
Stephen E. Paul	1,000		*
William D. Eberle	1,000	(8)	*
William K. Lieberman	1,000	(9)
Directors and Executive Officers as a group (15 persons)	3,008,096	(10)	31.0

(N)	Nominee for Director
*	less than .1%

(1)	Includes 215,000 shares owned directly, 120,000 shares that he has the right to acquire within 60 days pursuant to stock options, 2,363,842 shares owned by The Louis Berkman Investment Company and the following shares in which he disclaims beneficial ownership: 1,266 shares held by The Louis and Sandra Berkman Foundation, of which Louis Berkman and Robert A. Paul are Trustees, and 1,000 shares owned by his wife.

(2)	The Louis Berkman Investment Company owns beneficially and of record 2,363,842 shares of the Corporation’s Common Stock. Louis Berkman is an officer and director of The Louis Berkman Investment

Company and owns directly 61.51% of its common shares. Robert A. Paul, an officer and director of The Louis Berkman Investment Company, disclaims beneficial ownership of the 38.49% of its common stock owned by his wife. The number of shares shown in the table for Robert A. Paul does not include any shares held by The Louis Berkman Investment Company.

(3)	Includes 42,889 shares owned directly, 120,000 shares that he has the right to acquire within 60 days pursuant to stock options and the following shares in which he disclaims beneficial ownership: 13,767 shares owned by his wife and 1,266 shares held by The Louis and Sandra Berkman Foundation, of which Robert A. Paul and Louis Berkman are Trustees.

(4)	Includes 1,833 shares owned jointly with his wife and 50,000 shares that he has the right to acquire within 60 days pursuant to stock options.

(5)	Includes 200 shares owned jointly with his wife, 2,800 shares owned directly and 25,000 shares that he has the right to acquire within 60 days pursuant to stock options.

(6)	Shares that he has the right to acquire within 60 days pursuant to stock options.

(7)	Includes 1,000 shares owned directly, 800 shares held by a trust of which he is a trustee and principal beneficiary, and the following shares in which he disclaims beneficial ownership: 133 shares held by his daughter and 800 shares held by a trust of which he is a trustee.

(8)	Shares held by a trust of which he is a trustee.

(9)	Shares held jointly with his wife.

(10)	Includes 350,000 shares that certain officers have the right to acquire within 60 days pursuant to stock options and excludes double counting of shares deemed to be beneficially owned by more than one Director.

Unless otherwise indicated the individuals named have sole investment and voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s directors, executive officers and persons who beneficially own more than 10% of the Corporation’s common stock, to file reports of holdings and transactions in the Corporation’s common stock with the SEC and to furnish the Corporation with copies of all Section 16(a) reports that they file. Based on those records and other information furnished, during 2003, executive officers, directors and persons who beneficially own more than 10% of the Corporation’s common stock complied with all filing requirements.

EXECUTIVE COMPENSATION

The following table sets forth certain information as to the total remuneration received for the past three years by the five most highly compensated executive officers of the Corporation, including the Chief Executive Officer (the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

Annual Compensation
(a)	(b)	(c)	(d)	(e)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)
Robert A. Paul President and Chief Executive Officer	2003 2002 2001	411,000 400,000 400,000	59,080 60,000 0	3,333 3,333 822

Louis Berkman Chairman of the Board and Executive Committee	2003 2002 2001	300,000 300,000 400,000	0 0 0	381 739 1,645

Ernest G. Siddons Executive Vice President and Chief Operating Officer	2003 2002 2001	380,175 370,000 360,000	54,649 55,500 0	2,822 1,582 2,131

Terrence W. Kenny Group Vice President	2003 2002 2001	151,000 146,000 140,000	28,080 36,500 38,500	168 1,183 134

Robert F. Schultz Vice President Industrial Relations and Senior Counsel	2003 2002 2001	162,000 158,000 153,000	15,000 15,000 0	24,703 26,777 21,190	(2) (2) (2)

(1)	Unless otherwise noted, amount represents reimbursements of taxes in connection with a medical reimbursement plan.

(2)	Mr. Schultz was the only individual in the compensation table whose total value of personal benefits exceeded the reporting threshold. Of the total value reported for 2003, 2002 and 2001, the value attributable to the personal use of a company provided vehicle was $8,545, $8,554 and $8,098 respectively.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year End ($) Exercisable/ Unexercisable
Robert A. Paul	0	0	120,000/0	391,650/0
Louis Berkman	0	0	120,000/0	391,650/0
Ernest G. Siddons	0	0	80,000/0	252,975/0
Robert F. Schultz	5,000	12,450	25,000/0	87,688/0
Terrence W. Kenny	1,000	3,794	24,000/0	77,924/0

Stock Option Plan

The Corporation’s 1997 Stock Option Plan, as amended, permits the grant of options exercisable for shares of Common Stock to corporate officers and other key employees of the Corporation and its subsidiaries upon such terms, including exercise price and conditions and timing of exercise, as may be determined by the Stock Option Committee. The Stock Option Plan authorizes the grant of awards up to a maximum of 600,000 shares of the Corporation’s Common Stock; however, the maximum number of Shares with respect to which stock options may be granted to any one participant in any fiscal year is 150,000. In 2003, no options were granted.

Pension Benefits

The Corporation has a tax qualified retirement plan (the “Plan”) applicable to the Named Executive Officers, to which the Corporation makes annual contributions, as required, in amounts determined by the Plan’s actuaries. The Plan does not have an offset for Social Security and is fully paid for by the Corporation. Under the Plan, employees become fully vested after five years of participation and normal retirement age under the Plan is age 65 but actuarially reduced benefits may be available as early as age 55. The primary benefit formula is 1.1% of the highest consecutive five year average earnings in the final ten years, times years of service. Federal law requires that 5% owners start receiving a pension no later than April 1 following the calendar year in which the age 70 1/2 is reached. Louis Berkman is currently receiving $7,095 a month pursuant to the Plan. As an active employee, Mr. Berkman continues to receive credit for additional service rendered after age 70 1/2.

The Corporation adopted a Supplemental Executive Retirement Plan (SERP) in 1988, which was amended and restated in 1996, for certain officers and key employees, covering retirement after completion of ten years of service and attainment of age 55. All Named Executive Officers are Participants in the SERP, except Louis Berkman. The combined retirement benefit at age 65 or older provided by the Plan and the SERP is 50% of the highest consecutive five year average earnings in the final ten years of service. The participants are eligible for reduced benefits for early retirement at age 55. A benefit equal to 50% of the benefit otherwise payable at age 65 is paid to the surviving spouse of any participant who has had at least five years of service, commencing on the later of the month following the participant’s death or the month the participant would have reached age 55. In addition, there is an offset for pensions from other companies. Certain provisions, applicable if there is a change of control, are discussed below under “Termination of Employment and Change of Control Arrangements”.

The following shows the estimated annual pension under the Plan and SERP, if applicable, that would be payable, without offset, to the individuals named in the compensation table assuming continued employment to retirement at age 65 or older and assuming the total salary and bonus stated in the table for 2003 is the final five year average.

Louis Berkman	(1)
Robert A. Paul	$235,040
Ernest G. Siddons	$217,412
Terrence W. Kenny	$89,540
Robert F. Schultz	$88,500

(1)	Mr. Berkman is currently receiving a pension pursuant to the Plan as described above.

Termination of Employment and Change of Control Arrangements

Mr. Berkman, Mr. Paul and Mr. Siddons each have two year contracts (which automatically renew for one year periods unless the Corporation chooses not to extend) providing for compensation equal to five times their annual compensation (with a provision to gross up to cover the cost of any federal excise tax on the benefits) in the event their employment is terminated by the Corporation or for good cause by the executive within 24 months following a change in control and the right to equivalent office space and secretarial help for a period of one year after a change in control. All Vice Presidents and one other employee have two year contracts providing for three times their annual compensation in the event their employment is terminated by the Corporation or for good cause by the executive within 24 months following a change in control. All of the contracts provide for the continuation of employee benefits, for three years for the three senior executives and two years for the others, and the right to purchase the leased car used by the covered individual at the Corporation’s then book value. The same provisions concerning change in control that apply to the contracts apply to the SERP and vest the right to that pension arrangement. A change of control triggers the right to a lump sum payment equal to the present value of the vested benefit under the SERP, if applicable.

Committee Interlocks and Insider Participation in Compensation Decisions

A Compensation Committee is appointed each year by the Board of Directors. The Compensation Committee for 2003 was comprised of three Directors: William D. Eberle (Chairman), Leonard M. Carroll and Carl H. Pforzheimer, III. None of the Committee members is now, or ever has been, an officer or employee of the Corporation.

Compensation Committee Responsibilities and Policies

The purpose of the Corporation’s Compensation Committee is to assist the Board of Directors in its oversight and evaluation responsibilities relating to compensation matters. In that role, the Compensation Committee has overall responsibility for evaluating and approving the structure, operation and effectiveness of the Corporation’s compensation plans and programs.

Specific duties of the Compensation Committee include, among other things: (a) annually reviewing and approving corporate goals and objectives relevant to the compensation of the Corporation’s Chief Executive Officer (the “CEO”), (b) evaluating the CEO’s performance in light of those goals and objectives, and (c) approving the CEO’s compensation level based on this evaluation. In addition, the Committee reviews management’s recommendations and makes recommendations to the full Board of Directors with respect to director compensation and other non-CEO executive compensation, including incentive-based and equity-based compensation. Specifically, salaries for executive officers and managerial employees below the annual level of $200,000 are set by the Chairman, CEO and Executive Vice President of the Corporation. Salaries of $200,000 per year and above are reviewed and must be approved by the Board of Directors, after a recommendation by the Compensation Committee.

The Committee has the sole authority to retain and terminate any compensation consultant to assist it in these responsibilities.

The key objectives of the Committee’s policies on compensation and benefits are to enhance the Corporation’s ability to attract and retain highly qualified executives, to establish and maintain compensation and benefit programs that are fair and reasonably competitive with those of comparable organizations in light of prevailing economic and industry conditions, and to develop and maintain compensation programs that link compensation to the short-term and long-term performance of the Corporation and the interests of its shareholders.

The primary elements in the Corporation’s compensation program for its executive officers are an annual base salary, an annual incentive based bonus or in certain instances an annual discretionary cash bonus.

Executive Officer Compensation.

Compensation Committee Considerations. The compensation for the Chief Executive Officer of the Corporation, as well as the other applicable executive officers, is typically based on an analysis conducted by the Compensation Committee with reference to various objective and subjective factors. Although the performance of the Corporation is one factor in the Committee’s analysis, the Committee does not specifically link remuneration solely to quantitative measures of performance because of the cyclical nature of the industries and markets served by the Corporation. In setting compensation, the Committee also considers various qualitative factors, including competitive compensation arrangements of other companies within relevant industries, individual contributions, leadership ability and an executive officer’s overall performance. The Committee believes that this approach will further the Corporation’s goal to attract and retain quality management, thereby benefiting the long-term interest of shareholders.

2003 Base Salaries. In establishing the compensation reported for 2003, the Committee conducted its analysis as described above and considered the results of the Corporation. Taking into account the depressed economy and the down cycle of industries served, upon the request of the CEO, the Committee elected not to increase the CEO’s base salary in 2002; however, an increase was approved effective July 2003. An increase was also granted effective on the same date for the Corporation’s Chief Operating Officer. In December, the 2004 salary for the Chairman of the Board was reduced by $50,000.

Incentive Bonus Programs. The incentive bonus program for 2003 previously approved by the Compensation Committee covered Robert A. Paul and Ernest G. Siddons. Incentive payments were to be determined, based on the Corporation’s 2003 income from operations performance as compared to the Corporation’s business plan. These payments were to be limited to 35% of base salary of participants. In 2003, Mr. Paul earned $59,080 and Mr. Siddons earned $54,649.

This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this report and the information contained herein by reference, and shall not otherwise be deemed filed under such Acts.

William D. Eberle, Chairman

Leonard M. Carroll

Carl H. Pforzheimer, III

Comparative Five-Year Total Returns*

Ampco-Pittsburgh Corporation, Standard & Poors 500 and Value Line Steel (Integrated) Index

(Performance results through 12/31/03)

Assumes $100 invested at the close of trading on the last trading day preceding January 1, 1999 in Ampco-Pittsburgh common stock, S&P 500, and Peer Group.

*Cumulative total return assumes reinvestment of dividends.

In the above graph, the Corporation has used Value Line’s Steel (Integrated) Industry for its peer comparison. The diversity of products produced by subsidiaries of the Corporation made it difficult to match to any one product-based peer group. The Steel Industry was chosen because it is impacted by some of the same end markets that the Corporation ultimately serves, such as the automotive, appliance and construction industries.

Historical stock price performance shown on the above graph is not necessarily indicative of future price performance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2003, the Corporation bought industrial supplies from a subsidiary of The Louis Berkman Investment Company in transactions in the ordinary course of business amounting to approximately $1,706,000. Additionally, The Louis Berkman Investment Company paid the Corporation $277,000 for certain administrative services. Louis Berkman was an officer, director and shareholder and Robert A. Paul was an officer and director, of that company. These transactions and services were at prices generally available from outside sources. Transactions between the parties will also take place in 2004.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

On February 19, 2004, the Board of Directors, upon recommendation of the Audit Committee, selected Deloitte & Touche LLP (“D&T”) as the independent accountants for the year 2004.

Representatives of D&T will be in attendance at the Annual Meeting, will have the opportunity to make a statement if they wish to do so and will respond to appropriate questions.

SHAREHOLDER PROPOSALS FOR 2005

Any shareholder who wishes to place a proposal before the next Annual Meeting of Shareholders must submit the proposal to the Corporation’s Secretary, at its executive offices, not less than 120 calendar days in advance of the anniversary date of the release of this proxy statement to have it considered for inclusion in the proxy statement for the Annual Meeting in 2005.

OTHER MATTERS

The Board of Directors does not know of any other business that will be presented for action at the Annual Meeting. Should any other matter come before the meeting, however, action may be taken thereon pursuant to proxies in the form enclosed unless discretionary authority is withheld.

Appendix A

Ampco-Pittsburgh Corporation

AUDIT COMMITTEE CHARTER

As adopted by the Board of Directors on February 19, 2004

Purpose

The purpose of the Audit Committee is to assist the Board of Directors (the “Board”) in its oversight and evaluation of:

•	the integrity of the Corporation’s financial statements;

•	the Corporation’s compliance with legal and regulatory requirements;

•	the qualifications, independence and performance of the Corporation’s independent auditors; and

•	the performance of the Corporation’s internal audit function.

In addition, the Audit Committee is charged with preparing an audit committee report as required by the Securities and Exchange Commission (the “SEC”) to be included in the Corporation’s annual proxy statement.

While certain duties and responsibilities of the Audit Committee are more specifically set forth below, the general function of the Audit Committee is oversight. Management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation’s financial statements. In addition, management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Each member of the Audit Committee may rely, to the extent reasonable, on the information, opinions, reports and statements of the Corporation’s management, independent auditors and other advisors.

The independent auditors for the Corporation are ultimately accountable to the Board and the Audit Committee. The independent auditors shall submit to the Audit Committee and the Corporation annually a formal written statement delineating all relationships between the independent auditors and the Corporation (“Statement as to Independence”), addressing at least the matters set forth in Independence Standard No. 1 adopted by the Independence Standards Board.

Audit Committee Membership

The Audit Committee shall consist of at least three Directors, all of whom shall have no material relationship to the Corporation and shall otherwise satisfy the applicable membership and independence requirements under Section 303A of the Listed Company Rules of the New York Stock Exchange, Inc. (“NYSE”) and applicable law, including but not limited to Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and related SEC guidance. All members of the Committee shall be financially literate in the business judgment of the Board, and at least one member shall have, in the business judgment of the Board, accounting or financial management expertise.

The members of the Audit Committee shall be appointed at least annually by the Board on the recommendation of the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”). In each case on the recommendation of the Nominating and Governance Committee, the Board may from time to time remove members of the Audit Committee and fill any resulting vacancy.

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Meetings

The Audit Committee shall hold at least four meetings per year and such additional meetings as the Audit Committee or its Chairperson shall determine.

In addition, the Audit Committee periodically should meet separately with representatives of the Corporation’s management, the director of the Corporation’s internal audit function and the Corporation’s independent auditors to review and discuss the annual and quarterly reporting process and such other appropriate matters and to discuss any matters that the Audit Committee or any of those persons or firms believes should be discussed privately.

The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

Committee Duties and Powers

To carry out its oversight responsibilities, the Audit Committee shall have the following duties and powers:

Independent Auditor. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by the Corporation for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Corporation, including resolution of disagreements between the Corporation’s management and the auditor regarding financial reporting. Each such accounting firm must report directly to the Audit Committee. In this oversight role, the Audit Committee shall:

•	pre-approve all audit engagement fees and terms and non-audit engagements by the Corporation’s independent auditors in accordance with the policy attached hereto as Exhibit A;

•	ensure that the Corporation’s independent auditors prepare and deliver annually the Statement as to Independence (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement);

•	actively engage the Corporation’s independent auditors in a dialogue with respect to any relationships or services disclosed in this Statement that may impact the objectivity and independence of the auditors and take appropriate action (or recommend that the full Board take appropriate action) to satisfy itself of the auditors’ independence;

•	at least annually, obtain, review and report to the full Board with respect to a report by the Corporation’s independent auditors describing:

•	the internal quality control procedures maintained by the outside auditing firm serving as the Corporation’s independent auditor;

•	any material issues raised by the most recent internal quality-control review or peer review of such outside auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such outside auditing firm, and any steps taken to deal with any such issues; and

•	all relationships between such outside auditing firm and the Corporation (to assess the auditor’s independence).

•	maintain a clear understanding with management and the person(s) responsible for the internal audit function, on the one hand, and the Corporation’s independent auditors, on the other, regarding the ultimate accountability of the independent auditors;

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•	meet with the Corporation’s independent auditors to discuss the planning and staffing of the annual audit and the results of their examination and their evaluation of internal controls and the overall quality of financial reporting;

•	evaluate the qualifications, performance and independence of the Corporation’s independent auditors, including an evaluation of the lead partner of the independent auditors and of whether the auditors’ quality controls are adequate, in each case taking into account the opinions of management;

•	assure the regular rotation of the independent auditors’ lead and concurring audit partners serving on the Corporation’s audit engagement team, as well as the rotation of any other persons on the Corporation’s audit engagement team who fall within the definition of “audit partner,” as defined by applicable SEC regulation, in each case as required by applicable law;

•	consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the Corporation’s independent auditing firm itself on a regular basis; and

•	present its conclusions with respect to the independent auditors to the full Board.

Internal Audit Function. With respect to the Corporation’s internal audit function, the Audit Committee shall:

•	review the appointment and/or replacement of the director of the internal audit function or, at the discretion of the Board, select and contract with an outside accounting firm to serve as the Corporation’s internal auditors and perform the Corporation’s internal audit function;

•	advise the director of the internal audit function that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal audit department (or other person, persons or outside firm responsible for the Corporation’s internal audit function) and management’s responses thereto and review such reports;

•	discuss with the Corporation’s independent auditors responsibilities of the person(s) performing the internal audit function, the budget and staffing relative to the Corporation’s internal audit function and any recommended changes in the planned scope of the Corporation’s internal audit; and

•	recommend to the Board policies for the Corporation’s hiring of employees or former employees of the Corporation’s independent auditors who were engaged on the Corporation’s account, consistent with any restrictions on such employment imposed by applicable SEC regulation or other applicable law.

Financial and Disclosure Matters. As a general matter, while the fundamental responsibility for the Corporation’s financial statements and disclosures rests with management and the Corporation’s independent auditors, the Audit Committee must review:

•	major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation’s selection or application of accounting principles;

•	any major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies;

•	analyses prepared by management and/or the Corporation’s independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation;

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•	the type and presentation of information to be included in the earnings press releases of the Corporation (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information);

•	any financial information and earnings guidance provided to analysts and rating agencies; and

•	the Corporation’s policies with respect to risk assessment and risk management.

The Audit Committee shall meet with the Corporation’s independent auditors, with and (where deemed necessary) without representatives of management and the person(s) performing the internal audit function present, to:

•	discuss the scope of the annual audit;

•	review with the independent auditor any problems or difficulties encountered by the auditor in the course of the audit work and management’s response, including with respect to:

•	any restrictions on the scope of the independent auditor’s activities or access to requested information;

•	any significant disagreements with management;

•	any accounting adjustments that were noted or proposed by the auditor but were “passed”;

•	any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and

•	any “management” or “internal controls” letter issued or proposed to be issued.

•	review and discuss the Corporation’s annual audited financial statements and the Corporation’s disclosures in Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”);

•	review and discuss the Corporation’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors’ review of the quarterly financial statements, and the Corporation’s disclosures in MD&A;

•	review any disclosure relating to non-audit services performed for the Corporation by the Corporation’s independent auditors required to be included in the Corporation’s periodic reports;

•	review and discuss any reports or communications (and management’s and/or the person(s) performing the internal audit function’s responses thereto) submitted to the Audit Committee by the Corporation’s independent auditors required by or referred to in SAS 61 (as codified by AU Section 380) as the same may be modified or amended;

•	discuss the effect of applicable regulatory and accounting initiatives on the Corporation’s financial statements;

•	review and discuss any material off-balance sheet transactions and their effect on the Corporation’s financial statements;

•	discuss any other significant matters arising from any audit or report or communication, whether raised by management, the person(s) performing the internal audit function or the Corporation’s independent auditors, relating to the Corporation’s financial statements;

•	determine whether any accounting restatement results from material non-compliance with SEC financial reporting requirements;

•	discuss significant changes to the Corporation’s auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the Corporation’s independent auditors, the internal audit department or management; and

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•	inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

•	review the form of opinion the Corporation’s independent auditors propose to render to the Board and the Corporation’s shareholders; and

•	review the form of attestation report on management’s assessment of internal control over financial reporting to the extent required by applicable SEC regulation to be included in the Corporation’s annual report.

In addition, the Audit Committee shall discuss with the Corporation’s management including, as appropriate, the director of its internal audit function:

•	the results of management’s quarterly evaluation of the effectiveness of the Corporation’s disclosure controls and procedures, including any weaknesses in such controls and procedures identified by the Corporation’s management and proposed responses by management to any such weaknesses, and management’s disclosure regarding the effectiveness of such controls and procedures to the extent required by applicable SEC regulation to be included in the Corporation’s quarterly or annual reports;

•	the results of management’s annual evaluation of the effectiveness of the Corporation’s internal controls over financial reporting, including any weaknesses in such controls identified by the Corporation’s management and proposed responses by management to any such weaknesses;

•	the form and content of management’s report on internal control over financial reporting and any other disclosure regarding internal controls to the extent required by applicable SEC regulation to be included in the Corporation’s annual report; and

•	the results of management’s quarterly evaluation of any changes in the Corporation’s internal controls over financial reporting, including the extent to which any such changes have materially affected, or are reasonably likely to materially effect, the Corporation’s internal control over financial reporting, and any related disclosure.

Finally, the Audit Committee also shall discuss with the Corporation’s counsel or other appropriate corporate officer any significant legal matters that may have a material effect on the financial statements, the Corporation’s compliance policies, including material notices to or inquiries received from governmental agencies. In addition to and based on the foregoing, the Audit Committee shall recommend to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K.

Compliance Oversight. In addition to the foregoing responsibilities, to help ensure the Corporation’s compliance with applicable SEC and other rules and regulations, the Audit Committee shall:

•	obtain from the Corporation’s independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended;

•	Review and reassess the adequacy of the Corporation’s Code of Business Conduct and Ethics for directors, officers and employees and Code of Ethics for its senior financial officers and recommend any proposed changes to the Board for approval;

•	obtain reports from management, the Corporation’s senior auditing executive and the Corporation’s independent auditor that the Corporation and its affiliated entities are in conformity with the applicable legal requirements of the Corporation’s Code of Business Conduct and Ethics;

•	review reports and disclosures of any insider and affiliated party transactions; and

•	generally advise the Board with respect to the Corporation’s policies and procedures regarding compliance with applicable laws and regulations and with the Corporation’s Code of Business Conduct and Ethics.

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Complaints. In accordance with Rule 10A-3 of the Exchange Act, the Audit Committee shall establish and maintain procedures for:

•	the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal controls or auditing matters; and

•	the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Qualified Legal Compliance Committee. In addition to the foregoing duties and responsibilities, the Audit Committee shall serve as the Corporation’s Qualified Legal Compliance Committee for purposes of Section 307 of the Sarbanes-Oxley Act of 2002 and related SEC regulations.

Investigations. The Audit Committee shall have the authority, in its discretion, to conduct any investigation appropriate to fulfilling its responsibilities, including with respect to any matter brought to its attention with respect to compliance with the Corporation’s Code of Business Conduct and Ethics or Code of Ethics for senior financial officers, through the complaint procedures described above or in its capacity as the Corporation’s Qualified Legal Compliance Committee.

Reports to the Board. The Audit Committee shall make regular reports to the Board.

Audit Committee Charter. The Audit Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

Self-Evaluation. The Audit Committee shall conduct an annual self-performance evaluation.

Authority to Engage Outside Advisors. The Audit Committee shall have the authority to engage independent counsel and other advisors, as it deems necessary to carry out its duties.

Other Duties. The Audit Committee also shall perform such additional duties and have such additional responsibilities and functions as the Board from time to time may determine.

Funding

The Corporation shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

•	compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation;

•	compensation of any advisors employed by the Audit Committee to assist the Audit Committee in carrying out its duties; and

•	ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Reports of the Committee

At each regular meeting of the Board, the Audit Committee shall report the substance of all actions taken by the Audit Committee since the date of its last report to the Board. Each report shall be filed with the minutes of the Board to which it is presented, as a part of the corporate records.

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Exhibit A to the Audit Committee Charter

AUDIT COMMITTEE POLICY FOR APPROVAL OF AUDIT AND NON-AUDIT

SERVICES PROVIDED BY INDEPENDENT AUDITOR

This Policy for Approval of Audit and Non-Audit Service Provided

by the Independent Auditor was adopted by the Audit Committee of

Ampco-Pittsburgh Corporation on April 22, 2003

WHEREAS, pursuant to its charter, this Committee represents the Corporation’s Board of Directors in discharging its responsibility relating to the accounting, reporting and financial practices of the Corporation and its subsidiaries, and this Committee is responsible to recommend to the Corporation’s Board of Directors the appointment, retention or discharge of the independent public accountants as auditors of the Corporation, which accountants ultimately are accountable to the Corporation’s Board of Directors through this Committee;

WHEREAS, this Committee desires to have a policy which will apply to the Corporation, which includes all subsidiaries, branches and other entities directly or indirectly owned by the Corporation that are included in the Corporation’s consolidated financial statements; and

WHEREAS, pursuant to its charter and the Sarbanes-Oxley Act of 2002, this Committee is responsible to pre-approve all services performed for the Corporation by the Corporation’s auditors, and certain services may not, under any circumstances, be performed for the Corporation by its auditors.

NOW, THEREFORE, BE IT RESOLVED, that the Corporation’s independent auditor, may not be engaged to perform for the Corporation, and is prohibited from performing for the Corporation, any service enumerated in Section 201(a) of the Sarbanes-Oxley Act of 2002 and as listed on Annex A except as may otherwise be provided by law or regulation;

FURTHER RESOLVED, that the independent auditor may perform no services for the Corporation, whether associated with audit or non-audit functions, unless the services to be provided have been approved prior to their performance by this Committee, except as may otherwise be provided by law or regulation;

FURTHER RESOLVED, that the performance for the Corporation by the independent auditor of the services set forth on Annex B to these resolutions be, and it hereby is, approved;

FURTHER RESOLVED, that authority to grant any pre-approval sought from this Committee pursuant to these resolutions, beyond the approval provided herein, hereby is delegated to the Audit Committee chairman, acting alone; provided, however, that no such pre-approval may be granted with respect to any service proposed to be performed for the Corporation by the independent auditor that either is prohibited pursuant to Section 201(a) of the Sarbanes-Oxley Act of 2002 or otherwise appears reasonably likely to compromise the independent auditor’s independence in the chairman’s best judgment; and provided further, that any pre-approval granted pursuant to this delegation of authority will be reviewed with the Committee at its next regularly scheduled meeting, and

RESOLVED, that this policy is to be approved annually by this Committee or more frequently as necessary due to changes in statute or regulatory rule making.

Annex A

Prohibited Services

The Corporation may not engage the Independent Auditor to provide the non-audit services described below to the Corporation.

1.	Bookkeeping or Other Services Related to the Corporation’s Accounting Records or Financial Statements. The Independent Auditor cannot maintain or prepare the Corporation’s accounting records or prepare the Corporation’s financial statements that are either filed with the SEC or form the basis of financial statements filed with the SEC.

2.	Appraisal or Valuation Services or Fairness Opinions. The Independent Auditor cannot provide appraisal or valuation services when it is reasonably likely that the results of any valuation or appraisal would be material to the Corporation’s financial statements, or where the Independent Auditor would audit the results.

3.	Management Functions or Human Resources. Partners and employees of the Independent Auditor cannot act as a director, officer, or employee of the Corporation, or perform any decision-making, supervisory, or ongoing monitoring function for the Corporation. The Independent Auditor cannot recruit, act as a negotiator on the Corporation’s behalf, deliver employee testing or evaluation programs, or recommend, or advise that the Corporation hire, a specific candidate for a specific job.

4.	Broker-Dealer, Investment Advisor, or Investment Banking Services. The Independent Auditor cannot serve as a broker-dealer, promoter or underwriter of an audit client’s securities.

5.	Legal Services and Expert Services Unrelated to the Audit. The Independent Auditor cannot provide any service in which the person providing the service must be admitted to practice before the courts of a U.S. jurisdiction.

6.	Internal Audit Outsourcing. The Independent Auditor cannot provide any internal audit services relating to accounting controls, financial systems, or financial statements.

7.	Financial Information Systems Design and Implementation. The Independent Auditor cannot design or implement a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Corporation’s financial statements, taken as a whole.

Annex B

AUDIT AND ACCOUNTING SERVICES AND AUDIT-RELATED SERVICES

•	Annual audit of the Corporation’s consolidated financial statements, including quarterly reviews, consultation on accounting issues, system control work, report reviews (Form 10-K, annual report, etc.), attendance at Audit Committee meetings, preparation of management letter, use of specialists in connection with the foregoing and other services integral to audits of and expressing opinions on the Corporation’s financial statements

•	Assistance related to implementation of new accounting standards

•	Audits of opening balance sheets of acquired companies and accounting consultations on acquisitions and proposed acquisitions where such services would otherwise be performed in the audit of the Corporation’s consolidated financial statements

•	Services related to procedures used to support the calculation of the gain or loss from dispositions and discontinued operations

•	Compliance letters, agreed upon procedures, reviews and similar reports related to audited financial statements

•	Audits of financial statements and transactions included in consolidated financial statements that are used by lenders, filed with government and regulatory bodies and similar reports, including affiliate transaction audits

•	Services that result from the role of the independent auditor such as reviews of SEC filings, consents, letters to underwriters and other services related to financings that include audited financial statements

•	Assistance in reviews and tests of internal control and other systems

•	Employee benefit plan audits where fees are paid by the Corporation

•	SAS 70 attestation reports

•	Electronic accounting research services

•	Foreign statutory audits and other regulatory reports

•	Assistance with tax accrual related issues

•	Assistance with tax accounting for specific transactions

•	Merger and acquisition due diligence services

TAX SERVICES

•	Tax return preparation, review, consultation and assistance

•	Tax controversy services

•	Tax planning services

•	Tax consulting services

•	Expatriate tax services

•	Transfer pricing tax services

•	Employee Benefit tax services

•	Tax Co-Sourcing

•	Tax Opinions

-PROXY-	-PROXY-

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Robert A. Paul and Rose Hoover as proxies with full power of substitution, to vote as specified on the reverse side the shares of stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of AMPCO-PITTSBURGH CORPORATION, to be held at The Duqueane Club, in the Oliver Room, 3rd Floor, 325 Sixth Avenue, Pittsburgh, PA, on Thursday, April 29, 2004, at 10:00 a.m., and any adjournments thereof and to vote in their discretion on such other matters as may properly come before the meeting.

WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED, IF NO DIRECTION IS MADE. THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 (OR, IN THE DISCRETION OF THE PROXIES, THE SHARES MAY BE VOTED CUMULATIVELY).

PLEASE SIGN ON REVERSE SIDE and mail in the enclosed, postage prepaid envelope.

Address Change/Comments (Mark the corresponding box on the reverse side)

ñ  FOLD AND DETACH HERE  ñ

[Illegible	]	☐

1. ELECTION OF DIRECTORS.

FOR all nominies listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below

☐	☐

(Instruction: To withhold authority to vote for any individual nominee, with that nominee’s name on the line below the names of the nominees for Directors.)
The election of 01 Leonard M. Carroll, 02 Laurence E. Paul and 03 Ernest O. Siddons for a term expiring in 2007.	All proxies heretofore given or executed with respect to the shares of stock represented by this proxy are by the filing of this proxy, expressly revoked.
PLEASE DO NOT FOLD, STAPLE OR DAMAGE

Dated: , 2004

Signature

Signature if held jointly

NOTE: Signature should conform exactly to name as stenciled hereon. Executors, administrators, guardians, trustees, attorneys and officer signing for a corporation should give full title. For joint accounts each owner must sign.

<  FOLD AND DETACH HERE  <